NEOS MSCI EAFE High Income ETF
Schedule of Investments
March 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 99.3%	Shares	Value
iShares Core MSCI EAFE ETF (a)	1,636,608	$148,162,123
TOTAL EXCHANGE TRADED FUNDS (Cost $152,510,745)		148,162,123

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.8%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.59% (b)	1,253,811	1,253,811
TOTAL MONEY MARKET FUNDS (Cost $1,253,811)		1,253,811

TOTAL INVESTMENTS - 100.1% (Cost $153,764,556)		149,415,934
Liabilities in Excess of Other Assets - (0.1)%		(111,697)
TOTAL NET ASSETS - 100.0%		$149,304,237

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

NEOS MSCI EAFE High Income ETF
Schedule of Written Options
March 31, 2026 (Unaudited)

WRITTEN OPTIONS - (0.9)%	Notional Amount	Contracts	Value
Call Options - (0.9)%
MSCI EAFE Index (a)(b)
Expiration: 05/15/2026; Exercise Price: $2,940.00	$(32,927,876)	(116)	$(840,420)
Expiration: 05/15/2026; Exercise Price: $2,990.00	(32,927,876)	(116)	(568,400)
TOTAL WRITTEN OPTIONS (Premiums received $1,443,733)			$(1,408,820)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

NEOS MSCI EAFE High Income ETF
Notes to Quarterly Schedule of Investments
March 31, 2026 (Unaudited)

Investment Valuation
The Funds disclose the fair value of their investments in a hierarchy that distinguishes between: (1) market participant assumptions developed based on market data obtained from sources independent of the Funds (observable inputs) and (2) the Funds’ own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

• Level 1 – Unadjusted quoted prices in active markets for identical assets that the Funds have the ability to access.
• Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value each Fund’s investments as of March 31,2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$148,162,123	$–	$–	$148,162,123
Money Market Funds	1,253,811	–	–	1,253,811
Total Investments	$149,415,934	$–	$–	$149,415,934

Liabilities:
Written Options	$–	$(1,408,820)	$–	$(1,408,820)
Total Written Options	$–	$(1,408,820)	$–	$(1,408,820)

Refer to the Schedule of Investments for further disaggregation of investment categories.